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                                                                  EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-93266 on Form S-8 and Registration Statement 33-17205 on Form S-3 of our report dated September 24, 1998 appearing in this Annual Report on Form 10-KSB/A of the California Culinary Academy, Inc. for the year ended June 30, 1999.

Deloitte & Touche LLP
January 10, 2000











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